LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

           PURSUANT TO THE OFFER TO PURCHASE, DATED FEBRUARY 25, 2005

                             BY CARC, INC. ("CARC")

                     OF UP TO 40,000 SHARES OF COMMON STOCK

                               AT $5.00 PER SHARE

THE TENDER OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON MONDAY, MARCH 28, 2005, UNLESS THE TENDER OFFER IS EXTENDED.


                                   CARC, INC.
                                 500 DOWNS LOOP
                          CLEMSON, SOUTH CAROLINA 29631
                                 (864) 654-1859
                         ATTN: WARREN WAGNER, PRESIDENT


                ------------------------------------------------

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN THOSE SHOWN FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO CARC.

THIS LETTER OF TRANSMITTAL, INCLUDING THE ACCOMPANYING INSTRUCTIONS, SHOULD BE READ CAREFULLY BEFORE YOU COMPLETE THIS LETTER OF TRANSMITTAL.

CARC IS NOT MAKING ANY SPECIFIC RECOMMENDATION REGARDING WHETHER YOU SHOULD TENDER YOUR SHARES IN THIS TENDER OFFER. ACCORDINGLY, YOU MUST MAKE YOUR OWN DETERMINATION AS TO WHETHER OR NOT YOU WISH TO TENDER YOUR SHARES.

               --------------------------------------------------

DESCRIPTION OF SHARES TENDERED (SEE INSTRUCTIONS 3 AND 4)

 Name and Address of Registered Holder(s) (Please Fill           (Attached Additional Signed List, if Necessary)
   in Exactly as Names(s) Appear on Certificate(s))                          Certificate(s) Tendered
-------------------------------------------------------- ----------------------------------------------------------------
                                                                                     Number
                                                             Certificate         Represented By        Number of Shares
                                                              Number(s)          Certificate(s)           Tendered(1)

-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------

-------------------------------------------------------- -------------------- --------------------- ---------------------
                                                            Total Shares
                                                              Tendered
-------------------------------------------------------- -------------------- --------------------- ---------------------

(1) If you leave this column blank, then all shares evidenced by listed certificates will be deemed to have been tendered. See Instuction 4.

[___] CHECK HERE IF YOUR SHARES ARE BEING TENDERED CONDITIONALLY ON AN ALL-OR-NOTHING BASIS. See Instruction 12.

[___] Check here if any certificates representing shares tendered hereby have been lost, stolen, destroyed or mutilated. You must complete an affidavit of loss and return it with your Letter of Transmittal. Please call Wanda Palmer at (864) 654-1155 and ask for a "lost stock certificate affidavit" and for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed. Shareholders are requested to contact Wanda Palmer immediately in order to permit timely processing of this documentation. See Instruction 11.

                       "ALL-OR-NOTHING" CONDITIONAL TENDER
                              (See Instruction 12)

A shareholder may tender shares subject to the condition that all shares tendered pursuant to this Letter of Transmittal must be purchased if any shares tendered are purchased, all as described in Section 3 of the Offer to Purchase. In order to tender subject to such a condition, the shareholder must tender all shares owned by the shareholder.

Any shareholder desiring to make an all-or-nothing conditional tender must so indicate by checking the box on the prior page marked "Check here if your shares are being tendered conditionally on an all-or-nothing basis". CARC will not purchase any shares tendered subject to a condition unless and until all shares that are unconditionally tendered have been purchased. If more than the maximum shares to be purchased in the offer (40,000) are tendered, conditionally tendered shares will not be included in any proration calculation. If the number of shares unconditionally tendered is less than the maximum number of shares to be purchased in the offering, shares tendered subject to a condition will be selected by lot for purchase as described in Section 3 of the Offer to Purchase. By checking the box for the conditional all-or-nothing tender above, the undersigned certifies that all shares owned by the undersigned have been tendered and that the undersigned elects to tender subject to a condition. Unless this box has been checked, the tender will be deemed unconditional.

SPECIAL PAYMENT INSTRUCTIONS                SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4, 5, 6 and 7)         (See Instructions 1, 4, 5 and 7)


To be completed only if the check for       To be completed only if the check
the Purchase Price of shares purchased      for the Purchase Price of shares
is to be issued in the name of someone      purchased is to be sent to someone
other than the undersigned.                 other than the undersigned or to the
                                            undersigned at an address other than
                                            that shown above.


Issue Check to:                             Deliver check to:


Name _____________________________          Name________________________________
           (Please Print)                                (Please Print)

Address ___________________________         Address ____________________________

__________________________________          ____________________________________

__________________________________          ____________________________________

__________________________________          ____________________________________
      (Include Zip Code)                              (Include Zip Code)



______________________________________      ____________________________________
(Tax Identification or Social Security      (Tax Identification or Social
Number)                                      Security Number)
(See Substitute Form W-9 Included           (See Substitute Form W-9 Included
Herewith)                                    Herewith)

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to CARC, Inc., a South Carolina corporation, the above-described shares of CARC common stock upon the terms and subject to the conditions set forth in CARC's Offer to Purchase, dated February 25, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended and supplemented from time to time, together constitute the tender offer.

         Subject to and effective on acceptance for payment of the shares tendered hereby in accordance with the terms of and subject to the conditions of the tender offer (including, if the tender offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, CARC all right, title and interest in and to all shares tendered hereby and hereby irrevocably constitutes and appoints CARC as the true and lawful agent and attorney-in-fact of the undersigned with respect to such shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

(a) cancel certificates for such shares and transfer such shares on CARC's books; and

(b) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the tender offer.

         The undersigned hereby covenants, represents and warrants to CARC that:

(a) the undersigned understands that tendering shares under any one of the procedures described in the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the tender offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in shares or equivalent securities at least equal to the shares tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) such tender of shares complies with Rule 14e-4 under the Exchange Act;

(b) when and to the extent CARC accepts the shares for purchase, CARC will acquire good, marketable and unencumbered title to them, free and clear of all security interests, liens, charges, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; and

(c) on request, the undersigned will execute and deliver any additional documents that CARC deems necessary or desirable to complete the assignment, transfer and purchase of the shares tendered hereby.

         The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing shares tendered hereby. The certificate numbers, the number of shares represented by such certificates, and the number of shares that the undersigned wishes to tender, are set forth in the box above.

         The undersigned understands that all shares properly tendered will be purchased at the purchase price, in cash, without interest, upon the terms and subject to the conditions of the tender offer promptly following the expiration date. The undersigned acknowledges that no interest will be paid on the purchase price for tendered shares regardless of any extension of the tender offer or any delay in making such payment.

         The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, CARC may amend the tender offer or may postpone the acceptance for payment of, or the payment for, shares tendered. The undersigned recognizes that CARC has no obligation, under the "Special Payment Instructions," to transfer any certificate for shares from the name of its registered holder if the tendered shares do not represent the entire holdings of the shareholder.

         The undersigned understands that acceptance of shares by CARC for payment will constitute a binding agreement between the undersigned and CARC upon the terms and subject to the conditions of the tender offer.

         The check for the aggregate net purchase price for the tendered shares that are purchased by CARC will be issued to the order of the undersigned and mailed to the address indicated above unless otherwise indicated under either of the "Special Payment Instructions" or the "Special Delivery Instructions" boxes above.

         All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligations or duties of the undersigned under this Letter of Transmittal shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

STOCKHOLDER(S) SIGN HERE (See Instructions 1 and 5) (Please complete Substitute Form W-9 on page 9)

Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or by person(s) authorized to become registered holder(s) by Share Certificates and documents transmitted herewith. If a signature is by an officer on behalf of a corporation or by an executor, administrator, trustee, guardian, attorney-in- fact, agent or other person acting in a fiduciary or representative capacity, please provide full title and see Instruction 5.



------------------------------------
Signature(s)

Dated:                     , 2005

Name(s):
         ---------------------------------------------------
                            Please Print

Capacity (full title):
                       -------------------------------------

Address:
         ---------------------------------------------------
                           Include Zip Code

Telephone Number:
                  ------------------------------------------

Taxpayer Identification or Social Security No.:
                                                ------------

GUARANTEE OF SIGNATURE(S) (If required. See Instructions 1 and 5)

------------------------------------------------------
Authorized Signature


------------------------------------------------------
Name(s):

------------------------------------------------------
Name of Firm

------------------------------------------------------
Address

------------------------------------------------------
Telephone No.

Dated:                     , 2005

                      INSTRUCTIONS TO LETTER OF TRANSMITTAL
                  FORMING PART OF THE TERMS OF THE TENDER OFFER

1.       GUARANTEE OF SIGNATURES. No signature guarantee is required if either:

(a) this Letter of Transmittal is signed by the registered holder of the shares exactly as the name of the registered holder appears on the certificate, which term, for purposes of this document, shall include any participant in a book-entry transfer facility whose name appears on a security position listing as the owner of shares, tendered with this Letter of Transmittal, and payment and delivery are to be made directly to such registered holder unless such registered holder has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or

(b) such shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Exchange Act, each such entity referred to as an "Eligible Institution."

         In all other cases, signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. Shareholders may also need to have any certificates they deliver endorsed or accompanied by a stock power, and the signature on these documents may also need to be guaranteed. See Instruction 4.

2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used by shareholders who tender their shares to CARC. Certificates for all physically tendered shares, together with a properly completed and duly executed Letter of Transmittal or manually signed facsimile of it, and any other documents required by this Letter of Transmittal, should be mailed or delivered to CARC at the appropriate address set forth herein and must be received by CARC before the expiration date.

         THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, IS AT THE OPTION AND RISK OF THE TENDERING SHAREHOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY.

         Except as otherwise provided in Section 3 of the Offer to Purchase, CARC will not accept any alternative or contingent tenders. All tendering shareholders, by execution of this Letter of Transmittal, or a facsimile of it, waive any right to receive any notice of the acceptance of their tender.

3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Shares Tendered" is inadequate, the certificate number and/or, the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

4. PARTIAL TENDERS AND UNPURCHASED SHARES. If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares which are to be tendered in the column entitled "Number of Shares Tendered." In such case, if any tendered shares are purchased, a new certificate for the remainder of the shares evidenced by the old certificates will be issued and sent to the registered holder(s) as promptly as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificates listed and delivered to CARC will be deemed to have been tendered.

5.       SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS.

(a) If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

(b) If the shares tendered hereby are registered in the names of two or more joint holders, each such holder must sign this Letter of Transmittal.

(c) If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, or photocopies of it, as there are different registrations of certificates.

(d) When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered hereby, no endorsements of certificate(s) representing such shares or separate stock powers are required unless payment is to be made to a person other than the registered holder(s). Signature(s) on such certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s), and the signature(s) on such certificates or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

(e) If this Letter of Transmittal or any certificate(s) or stock power(s) are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit to CARC evidence satisfactory to CARC of that such person possess the proper authority to so act.

6. STOCK TRANSFER TAXES. Except as provided in this Instruction 6, no stock transfer tax stamps or funds to cover such stamps need to accompany this Letter of Transmittal. CARC will pay or cause to be paid any stock transfer taxes payable on the transfer to it of shares purchased under the tender offer. If, however, either:

(a) payment of the purchase price is to be made to any person other than the registered holder(s); or

(b) certificates representing tendered shares are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then CARC will deduct from the purchase price the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person(s) or otherwise) payable on account of the transfer to such person, unless satisfactory evidence of the payment of such taxes or an exemption from them is submitted.

7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if check(s) are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box captioned "Special Payment Instructions" and/or the box captioned "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instructions 1 and 5.

8. IRREGULARITIES. All questions as to the number of shares to be accepted and the validity, form, eligibility, including time of receipt, and acceptance for payment of any tender of shares will be determined by CARC in its sole discretion, which determinations shall be final and binding on all parties. CARC reserves the absolute right to reject any or all tenders of shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of CARC, be unlawful. CARC also reserves the absolute right to waive any of the conditions of the tender offer and any defect or irregularity in the tender of any particular shares or any particular shareholder, and CARC's interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as CARC shall determine. Neither CARC nor any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

9. QUESTIONS AND REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal and other related materials may be directed to CARC's President, Warren Wagner, at (864) 654-1859.

10. TAX IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Under the U.S. federal income tax backup withholding rules, unless an exemption applies under the applicable law and regulations, 28% of the gross proceeds payable to a shareholder or other payee pursuant to the tender offer must be withheld and remitted to the U.S. Internal Revenue Service ("IRS") unless the shareholder or other payee provides its taxpayer identification number ("TIN") (employer identification number or social security number) to CARC (as payer) and certifies under penalty of perjury that such number is correct. Therefore, each tendering shareholder should complete and sign the Substitute Form W-9 included as part of the Letter of Transmittal so as to provide the information and certification necessary to avoid backup withholding, unless such shareholder otherwise establishes to the satisfaction of CARC that it is not subject to backup withholding. If CARC is not provided with the correct TIN, the tendering shareholder also may be subject to penalties imposed by the IRS. The box in Part 3 of the form should be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and CARC is not provided with a TIN prior to payment, CARC will withhold 28% on all such payments. If the tendering shareholder provides CARC with a certified TIN within 60 days, the amount withheld shall be refunded by CARC. If withholding results in an overpayment of taxes, a refund may be obtained. Certain "exempt recipients" (including, among others, all corporations and certain Non-United States Holders (as defined below)) are not subject to these backup withholding requirements. In order for a Non-United States Holder to qualify as an exempt recipient, that shareholder must submit an IRS Form W-8BEN (or other applicable IRS Form), signed under penalties of perjury, attesting to that shareholder's exempt status. Such statement can be obtained from CARC.

11. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If you are unable to locate the Certificate(s) representing your shares, contact Wanda Palmer at (864) 654-1155 and ask for a "lost stock certificate affidavit" and instructions as to the procedures to follow. This should occur promptly so that you can timely deliver your Letter of Transmittal and the required affidavit of loss to CARC.

12. "ALL-OR-NOTHING" CONDITIONAL TENDERS. As described in Section 3 of the Offer to Purchase, shareholders who tender all of their shares may condition their tenders on all of their tendered shares being purchased. If more than 40,000 shares (or such greater number of shares as the Company may elect to purchase) are tendered, the Company will first purchase shares that are unconditionally tendered. If the unconditionally tendered shares do not total the maximum number of shares to be purchased, conditionally tendered shares will be selected by lot and the Company will purchase the minimum number of shares specified in the conditional tenders so selected, unless the purchase would cause the total shares purchased to exceed the maximum. All tendered shares will be deemed unconditionally tendered unless the conditional tender box on the first page of this Letter of Transmittal is checked. The conditional tender alternative is made available so that shareholders can avoid a partial sale of their shares, in which they would lose the priority access afforded by ownership of 1,000 shares of CARC's stock without receiving payment for 1,000 shares.

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED PHOTOCOPY OF IT (TOGETHER WITH CERTIFICATE(S) FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY CARC, INC. BEFORE 5:00 P.M. EASTERN TIME, ON THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under the Federal income tax law, a shareholder whose tendered Shares are accepted for payment is required by law to provide CARC (as payer) with such shareholder's correct TIN on Substitute Form W-9 below. If such shareholder is an individual, the TIN is such shareholder's social security number. If CARC is not provided with the correct TIN, the shareholder may be subject to a $50 penalty imposed by the Internal Revenue Service and payments that are made to such shareholder with respect to Shares purchased pursuant to the tender offer may be subject to backup withholding of 28%.

         Certain shareholders including, among others, certain corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements. In order for a Non-United States Holder to qualify as an exempt recipient, such shareholder must submit an appropriate Form W-8, signed under penalties of perjury, attesting to such shareholder's exempt status. The appropriate Form W-8 can be obtained from CARC. Exempt shareholders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to CARC. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions. A shareholder should consult his or her tax advisor as to such shareholder's qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

         If backup withholding applies, CARC is required to withhold 28% of any payments made to the shareholder. Backup withholding is not an additional tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

         To prevent backup withholding on payments that are made to a shareholder with respect to Shares purchased pursuant to the tender offer, the shareholder is required to notify CARC of such shareholder's correct TIN by completing the form below certifying that (a) the TIN provided on Substitute Form W-9 is correct (or that such shareholder is awaiting a TIN) and (b) that
(i) such shareholder has not been notified by the Internal Revenue Service that such shareholder is subject to backup withholding as a result of a failure to report all interest or dividends or (ii) the Internal Revenue Service has notified such shareholder that such shareholder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE CARC

         The shareholder is required to give CARC the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering shareholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the shareholder should write "Applied For" in the space provided for the TIN in Part I, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and CARC is not provided with a TIN within 60 days, CARC will withhold 28% of all payments of the purchase price to such shareholder.

         Questions and requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or other related tender offer materials may be directed to CARC's President, Warren Wagner, at (864) 654-1189. Shareholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the tender offer.

                            PAYER'S NAME: CARC, INC.




------------------------------ ------------------------------------------------------------------- -----------------------

                                                                                                   ----------------------
         SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY    Social Security Number
                               BY SIGNING AND DATING BELOW
          FORM W-9                                                                                                OR

DEPARTMENT OF THE                                                                                  ----------------------
TREASURY                                                                                           Employer
INTERNAL REVENUE SERVICE                                                                           Identification
                                                                                                               Number
                               ------------------------------------------------------------------- -----------------------

                               PART 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                               (See Page 2 of enclosed Guidelines)                                 -----------------------

                               ------------------------------------------------------------------- -----------------------
                               PART 3--Certification Under Penalties of Perjury, I certify that:
                               (1)  The  number  shown  on  this  form  is  my  current  taxpayer         PART 4--
                                    identification  number  (or I am  waiting  for a number to be
PAYER'S REQUEST FOR                 issued to me) and                                                   Awaiting TIN  |_|
TAXPAYER IDENTIFICATION
NUMBER (TIN) AND               (2)  I am not subject to backup  withholding  either because (a) I
CERTIFICATION                       am  exempt  from  backup  withholding  or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that
                                    I am no longer subject to backup withholding.
                               ------------------------------------------------------------------- -----------------------
                               Certification instructions -- You must cross out item (2) in Part 3 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you receive another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

                               SIGNATURE                                            DATE
                                         -------------------------------                  -----------------
                               NAME
                                         -------------------------------------------------------------------
                               ADDRESS
                                         -------------------------------------------------------------------
                               CITY                                 STATE            ZIP CODE
                                     ----------------------------         ---------           --------------

----------------------------------------------------------------------------------------------------------------------------

                                           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
                                              CHECK THE BOX IN PART 4 OF SUBSTITUTE FORM W-9

----------------------------------------------------------------------------------------------------------------------------
                                                         PAYER'S NAME: CARC, INC.

                                        CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, a portion of all reportable payments made to me thereafter will be withheld until I provide such a number.



--------------------------------------------------------------    -----------------------------------------------
                        Signature                                                         Date


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                         (SECTION REFERENCES ARE TO THE
                   INTERNAL REVENUE CODE OF 1986, AS AMENDED)


GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION  NUMBER TO GIVE THE PAYOR.--Social  Security numbers have nine digits separated by two  hyphens.  i.e.  000-00-0000.  Employer  identification  numbers  have  nine  digits  separated  by only  one  hyphen:  i.e.
00-0000000.  The table below will help determine the number to give the payor.


---------------------------- ----------------------------      ------------------------------------- --------------------
                             GIVE THE                                                                GIVE THE EMPLOYER
FOR THIS TYPE OF ACCOUNT:    SOCIAL SECURITY NUMBER OF--       FOR THIS TYPE OF ACCOUNT:             IDENTIFICATION
                                                                                                     NUMBER OF--

---------------------------- ----------------------------      ------------------------------------- --------------------

1.  An individual's account  The individual                    7. A valid trust, estate, or          The legal entity (do
                                                                  pension                            not furnish the tax
2.  Two or more individuals  The acutal owner of the account                                         identification
    (joint account)          or, if combined funds, the                                              of the personal
                             first individual on the account                                         representative or
                             (1)                                                                     trustee unless the
                                                                                                     legal entity itself is
3.  Custodian account of a   The minor(2)                                                            not designated in the
    minor (Uniform Gift to                                                                           account title or other
    Minors Act)                                                                                      tax-exempt organization(4)

4.  a. The usual revocable   The grantor-trustee(1)            8.  Corporate                         The corporation
       savings trust
       account (grantor                                        9.  Association, club, religious,     The organization
       is also trustee)                                            charitable, or educational or
                                                                   other tax-exempt organization
    b. So-called trust       The actual owner(1)
       account that is not                                    10.  Partnership or multi-member LLC   The partnership
       a legal or valid
       trust under State                                      11.  A broker or registered nominee    The broker or nominee
       law
                                                              12.  Account with the Department of    The public entity
5.  Sole  proprietorship    The  owner(3)                          Agriculture  in the name of a
    or single owner LLC                                            public entity (such as a state
                                                                   or local government, school
6.  Sole  proprietorship    The owner(3)                           district,  or prison) that
    or single owner LLC                                            receives agricultural program
                                                                   payments

 -------------------------- ----------------------------      ------------------------------------- --------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2


OBTAINING A NUMBER
If you do not have a taxpayer identification number, or you don't know your number, obtain Form SS-5, Application for Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number. However, in some cases, individuals who become U.S. resident aliens are not eligible to obtain a Social Security Number. These individuals must apply for an Individual Taxpayer Identification Number on Form W-7, unless they have an application pending for a Social Security Number. Individuals who have an Individual Taxpayer Identification Number must provide it on Substitute Form W-9.


PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding include the following:
     o An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).
     o    The United States or any agency or instrumentality thereof.
     o A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
     o A foreign government or any of its political subdivisions, agencies, or instrumentalities.
     o    An   international   organization   or   any  of   its   agencies   or
          instrumentalities.
Other payees that may be exempt from backup withholding include:
     o    A corporation
     o    A financial institution
     o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.
     o    A real estate investment trust.
     o    A common trust fund operated by a bank under section 584(a).
     o    A trust  exempt  from tax under  section 664 or  described  in section
          4947.
     o An entity registered at all times under the Investment Company Act of 1940.
     o    A foreign central bank of issue.
     o A middleman known in the investment community as a nominee or custodian.

PAYMENTS NOT GENERALLY SUBJECT TO BACKUP WITHHOLDING
Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
     o    Payments to nonresident  aliens  subject to withholding  under section
          1441.
     o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     o Payments of patronage dividends where the amount renewed is not paid in money.
     o    Payments made by certain foreign organizations.
     o    Section 404(k) distributions made by an ESOP.
Payments of interest not generally subject to backup withholding include the following:
     o    Payments of interest on obligations issued by individuals.
          Note:You may be subject to backup withholding if this interest is $600 or more and is paid in the course of payor's trade or business and you have not provided your correct taxpayer identification number to the payor.
     o Payments of tax-exempt interest (including exempt-interest dividends under section 852).
     o    Payments described in section 6049(b)(5) to non-resident aliens.
     o    Payments on tax-free covenant bonds under section 1451.
     o    Payments made by certain foreign organizations.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND SIGN AND DATE THE FORM.
Certain payments other than interest, dividends, and patronage dividends not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give correct taxpayer identification numbers to payors who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold a portion of taxable interest, dividend and certain other payments at a rate no higher than 30% to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.
PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL AND CRIMINAL PENALTIES FOR FALSE INFORMATION.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.